UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549

                           --------------------


                                 FORM 8-K


                              CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  February 9, 2006
                                                      ----------------


                        CAPITAL CITY BANK GROUP, INC.
                        -----------------------------
            (Exact name of registrant as specified in its charter)


        Florida                     0-13358                 59-2273542
------------------------    -----------------------    --------------------
(State of Incorporation)       (Commission File           (IRS Employer
                                    Number)             Identification No.)


   217 North Monroe Street, Tallahassee, Florida              32301
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      (Address of principal executive office)               (Zip Code)


   Registrant's telephone number, including area code: (850) 671-0300
                                                       --------------


        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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                        CAPITAL CITY BANK GROUP, INC.

                                   FORM 8-K
                                CURRENT REPORT

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

     On February 9, 2006, Capital City Bank Group, Inc. (the "Company") sent a notice (the "Notice") to its directors and executive officers informing them that the previously announced blackout period with respect to individual account transactions in the Company's 401(k) Plan will terminate prior to the opening of the NASDAQ National Market on February 14, 2006 rather than the opening of the NASDAQ National Market on February 9, 2006, which had been initially announced. As a result, the prohibition on the Company's executive officers and directors from effecting transactions in certain equity securities of the Company will be extended to February 14, 2006. A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     Other than the extension of the ending date of the blackout period, there were no other material changes.

     In accordance with the unforeseeable and beyond the reasonable control circumstance exemptions under Rule 104(b)(2)(ii) of Regulation BTR, the Company determined that it was unable to give advance notice of the blackout period to the directors and executive officers.

     Inquiries concerning the blackout should be directed to Robert H. Smith, Vice President of Investor Relations, by telephone at (850) 671-0316 or by mail at Capital City Bank Group, Inc., 217 North Monroe Street, Tallahassee, Florida 32301.


Item 9.01.  Financial Statements and Exhibits.

     (c)    Exhibits.

     Item No.      Description of Exhibit
     --------      ----------------------

      99.1         Notice to Directors and Executive Officers of Capital City
                    Bank Group, Inc. dated February 9, 2006.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAPITAL CITY BANK GROUP, INC.


Date:  February 9, 2006                    By: /s/ J. Kimbrough Davis
       ----------------                        ------------------------------
                                               J. Kimbrough Davis,
                                               Executive Vice President
                                               and Chief Financial Officer


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